UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

2002 North Tampa Street, Suite 200

Tampa, FL 33602

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

2002 North Tampa Street, Suite 200

Tampa, FL 33602

(Name and address of agent for service)

(813) 791-7333

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: September 30, 2022

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report September 30, 2022

DoubleLine Selective Credit Fund

I Share Class: DBSCX

Shares of the DoubleLine Selective Credit Fund (the “Fund”) may currently be purchased in transactions by DoubleLine Capital LP (the “Adviser”) or its affiliates acting in their capacity as investment adviser (or in a similar capacity) for clients, including separately managed private accounts, investment companies registered under the Investment Company Act of 1940, as amended, and other funds, each of which must be an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Fund also may permit purchases of shares by (i) qualified employees, officers and Trustees of the Fund and their qualified family members; (ii) qualified employees and officers of the Adviser or DoubleLine Group LP and their qualified family members; (iii) qualified affiliates of the Adviser or DoubleLine Group LP; and (iv) other qualified accounts.

DoubleLine || 2002 North Tampa Street, Suite 200 || Tampa, FL 33602 || (813) 791-7333

fundinfo@doubleline.com || www.doubleline.com

Semi-Annual Report	|	September 30, 2022	3

President’s Letter	(Unaudited) September 30, 2022

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Selective Credit Fund (DBSCX, the “Fund”), I am pleased to deliver this Semi-Annual Report for the six-month period ended September 30, 2022. On the following pages, you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the Fund, please don’t hesitate to call us at 1 (877) DLINE 11 / 1 (877) 354-6311 or visit our website www.doubleline.com, where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds Trust

November 1, 2022

4	DoubleLine Selective Credit Fund

Financial Markets Highlights	(Unaudited) September 30, 2022

•	Non-Agency Residential Mortgage-Backed Securities

For the six-month period ended September 30, 2022, non-Agency residential mortgage-backed securities (RMBS) posted negative returns, driven by rising U.S. Treasury yields and widening credit spreads. Home price appreciation turned negative for the first time since March 2012 as home prices fell 0.75% month-over-month (MoM) in July, the most recent month for which data was reported by the S&P CoreLogic Case-Shiller 20-City Composite Home Price NSA Index, while still appreciating 16.06% year-over-year. Existing-home sales fell 0.4% MoM in August, the most recent month for which data was available from the National Association of Realtors Existing-Home Sales Report, the seventh consecutive such decline. The 30-year benchmark rate rose 203 basis points over the six-month period to end at 6.70%, its highest level since July 2007, according to the Freddie Mac U.S. Mortgage Market Survey 30-Year Homeowner Commitment National Index. The period marked $57.7 billion in gross issuance, half the volume of the prior six months, according to BofA Global Research. Issuance activity in the past six months was concentrated in non-qualified mortgages and credit risk transfer deals.

•	Non-Agency Commercial Mortgage-Backed Securities

For the six-month period ended September 30, 2022, non-Agency commercial mortgage-backed securities posted negative returns, as measured by the Bloomberg US CMBS (ERISA Only) Total Return Index return of negative 6.59%. For comparison, the broader Bloomberg US Aggregate Bond Index returned negative 9.22%. Spreads of non-Agency CMBS moved wider. After a brief reprieve in late summer, AAA last cash flows (LCFs) widened 47 basis points (bps), and bonds rated BBB- widened 200 bps. While the first quarter of 2022 marked strong volume, issuance began to slow meaningfully in June in the face of macroeconomic volatility and geopolitical risks. Issuance in the second and third quarters fell 40.5% versus the same six-month period in 2021. During the six-month period in 2022, the 30-day-plus delinquency rate for commercial real estate loans peaked at 3.51%, as measured by financial data firm Trepp, but the 30-day-plus delinquency rate trended down to 2.92% at the end of September. The RCA Commercial Property Price Index increased 3.2% for the six-month period ended August 31, the most recent month for which data was available, compared to 8.2% over the previous six-month period.

•	Asset-Backed Securities

For the six-month period ended September 30, 2022, asset-backed securities (ABS) experienced negative returns but still outperformed most U.S. fixed income sectors. The Bloomberg US ABS Index declined 2.25%, and the ICE BofA U.S. Fixed-Rate Miscellaneous ABS Index, which contains less liquid products with longer durations, declined 4.48%. These performances compared to the longer-duration Bloomberg US Aggregate Bond Index return of negative 9.22%. The main story in the markets over this period was the aggressive policy rate hikes by the Federal Reserve. Rate hikes negatively impacted ABS through duration effects and wider credit spreads. The top-performing ABS sectors were cash-like products rated AAA, such as floating-rate credit card ABS. The worst-performing sectors were transportation assets with longer duration and lower credit ratings, which suffered from interest rate duration and spread duration impacts.

•	Collateralized Loan Obligations

For the six-month period ended September 30, 2022, collateralized loan obligation (CLO) market-based metrics worsened on the heels of the Morningstar LSTA US Leveraged Loan PR USD, which fell 5.82% over the six-month period. May and September marked the fourth and fifth worst months for the index since the end of the Global Financial Crisis, as investors weighed the implications of rising interest rates, inflation, supply-chain disruptions and labor shortages on loan borrowers. CLO fundamentals showed signs of weakness, as rating actions skewed negative and new bankruptcy filings drove the last-12-month U.S. leveraged loan default rate by principal amount 71 basis points higher to 0.90%. Spreads across the capital structure widened amid heightened volatility, and the J.P. Morgan Collateralized Loan Obligation Total Return Level Index returned negative 2.47%. The CLO market priced 164 transactions totaling $74.7 billion in new issuance, down 8% and 15%, respectively from the previous six-month period. Refinancing and reset activity declined 96% from the previous period, with only $3 billion in deals pricing amid an environment of wider spreads. In the secondary market, the monthly supply of CLO bids wanted in competition and trading volume rose, supported by a quieter primary backdrop.

Semi-Annual Report	|	September 30, 2022	5

Management Discussion of Fund Performance	(Unaudited) September 30, 2022

For the six-month period ended September 30, 2022, the DoubleLine Selective Credit Fund (the “Fund”) posted a negative return but outperformed the benchmark Bloomberg US Aggregate Bond Index return of negative 9.22%. The Fund’s performance was driven by asset allocation, as the Fund maintained less interest rate exposure than the index in a period when the Federal Reserve aggressively raised rates to battle inflation. The biggest factor in Fund performance was the performance of non-Agency residential mortgage-backed securities, which comprise almost the entire Fund and were impacted by the credit spread widening year-to-date. The allocations to commercial mortgage-backed securities, asset-backed securities and collateralized loan obligations were small, thus, their impact on the Fund’s performance was minimal.

6-Month Period Ended 9-30-22	6-months (Not Annualized)

I Share (DBSCX)	-4.74%

Bloomberg US Aggregate Bond Index*	-9.22%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of September 30, 2022, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Fund. It may also be used as sales literature when preceded or accompanied by the current private placement memorandum.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain the Fund’s most recent regulatory filings by calling 1 (877) 354-6311/ 1 (877) DLINE11. You should read these reports and the Fund’s private placement memorandum carefully before investing.

The performance information shown assumes the reinvestment of all dividends and distributions. Investment performance reflects management fees and other fund expenses, including fee waivers in effect. In the absence of such waivers, total return would be reduced. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1 (877) DLINE 11 / 1 (877) 354-6311.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings as of period end.

Since the Fund is currently offered only to a limited number of investors, as described in the private placement memorandum, the Fund’s assets may grow at a slower rate than if the Fund engaged in a broader public offering. As a result, the Fund may incur operating expenses as a percentage of net assets at a rate higher than mutual funds that are larger or more broadly offered. In addition, the Fund’s assets may not achieve a size sufficient to make the Fund economically viable. A liquidation of the Fund may result in a sale of assets of the Fund at an unfavorable time or at prices below those at which the Fund has valued them.

Diversification does not assure a profit or protect against loss in a declining market.

Investing involves risk. Principal loss is possible. Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors. In addition, the Fund may invest in other asset classes and investments. Additional principal risks for the Fund can be found in the private placement memorandum.

Credit ratings from Moody’s Investor Services, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated. Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”, generally S&P, Moody’s and Fitch Ratings, Inc.). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

Index Descriptions and Other Definitions

An investment cannot be made directly in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

The index descriptions provided herein are based on information provided on the respective index provider’s website or from other third-party sources. The Fund and DoubleLine have not verified these index descriptions and disclaim responsibility for their accuracy and completeness.

Beginning in July 2022, transaction costs were incorporated into the calculation of total return for ICE fixed income indexes.

Basis Points (BPS)—Basis points (or basis point (bp)) refer to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% or 0.0001, and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as: 1% change = 100 basis points; 0.01% = 1 basis point.

Bid Wanted in Competition (BWIC)—Formal request for bids on a package of securities that is submitted by an institutional investor to a number of securities dealers. The dealers are being invited to submit bids on the listed securities.

Bloomberg US Aggregate Bond Index—This index represents securities that are SEC registered, taxable and dollar denominated. It covers the U.S. investment grade, fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis.

6	DoubleLine Selective Credit Fund

(Unaudited) September 30, 2022

Bloomberg US Asset-Backed Securities (ABS) Index—This index is the ABS component of the Bloomberg US Aggregate Bond Index, a flagship measure of the U.S. investment grade, fixed-rate bond market. The ABS index has three subsectors: credit and credit cards, autos and utility.

Bloomberg US CMBS (ERISA Only) Total Return Index—This index measures on a total return basis the performance of investment grade commercial mortgage-backed securities (CMBS). The index includes only CMBS that are compliant with the Employee Retirement Income Security Act of 1974 (ERISA), which will deem ERISA eligible the certificates with the first priority of principal repayment as long as certain conditions are met, including that the certificates be rated in one of the three highest categories by Fitch, Moody’s or Standard & Poor’s.

Credit Risk Transfer (CRT)—Pioneered by Freddie Mac in 2013, CRT programs structure mortgage credit risk into securities and (re)insurance offerings, transferring credit risk exposure from U.S taxpayers to private capital.

Freddie Mac U.S. Mortgage Market Survey 30-Year Homeowner Commitment National Index—This index tracks the 30-year fixed-rate mortgages component of the Freddie Mac Primary Mortgage Market Survey (PMMS), which tracks the most-popular 30- and 15-year fixed-rate mortgages, and 5-1 hybrid amortizing adjustable-rate mortgage products among a mix of lender types.

ICE BofA U.S. Fixed-Rate Miscellaneous Asset-Backed Securities (ABS) Index—A subset of the ICE BofA U.S. Fixed-Rate ABS Index, including all ABS collateralized by anything other than auto loans, home equity loans, manufactured housing, credit card receivables and utility assets.

J.P. Morgan Collateralized Loan Obligation (CLO) Total Return Level Index—This index is a total return subindex of the J.P. Morgan Collateralized Loan Obligation Index (CLOIE), which is a market value-weighted index consisting of U.S. dollar-denominated CLOs.

Last Cash Flow (LCF)—Last revenue stream paid to a bond over a given period.

Morningstar LSTA US Leveraged Loan PR USD—This index (formerly the S&P/LSTA Leveraged Loan Price Index) tracks the prices of institutional weighted loans based on market weightings, spreads and interest payments.

National Association of Realtors Existing-Home Sales Report—This report tracks sales and prices of existing single-family homes for the nation overall, and gives breakdowns for the West, Midwest, South and Northeast regions of the country. These figures include condos and co-ops in addition to single-family homes.

Non-Qualified Mortgage (Non-QM)—Any home loan that doesn’t comply with the Consumer Financial Protection Bureau’s existing rules on qualified mortgages (QMs). Usually this type of alternative mortgage loan accommodates people who are not able to prove they are capable of making the mortgage payments. Just because it is a non-QM mortgage loan does not necessarily mean high risk or subprime mortgage risk, and in many cases these non-QM mortgage loans require a high FICO score but simply do not check all the boxes associated with a QM loan. Non-QM loans for mortgages are protected by the lender against any type of lawsuit should the borrower become unable to afford the loan.

RCA Commercial Property Price Index (CPPI)—This index describes various nonresidential property types for the U.S. (10 monthly series from 2000). It is a periodic same-property round-trip investment price-change index of the U.S. commercial investment property market. The dataset contains 20 monthly indicators.

S&P CoreLogic Case-Shiller 20-City Composite Home Price NSA Index—This index seeks to measure the value of residential real estate in 20 major U.S. metropolitan areas: Atlanta; Boston; Charlotte; Chicago; Cleveland; Dallas; Denver; Detroit; Las Vegas; Los Angeles; Miami; Minneapolis; New York City; Phoenix; Portland, Oregon; San Diego; San Francisco; Seattle; Tampa; and Washington, D.C.

Spread—Difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings or risk.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Quasar Distributors, LLC provides filing administration for DoubleLine Capital LP.

Semi-Annual Report	|	September 30, 2022	7

Standardized Performance Summary	(Unaudited) September 30, 2022

DBSCX
DoubleLine Selective Credit Fund Returns as of September 30, 2022	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (8-4-14 to 9-30-22)	Gross Expense Ratio	Net Expense Ratio[2]

I-share (DBSCX)	-4.74%	-6.64%	-0.31%	1.65%	3.53%	0.60%	0.05%

Bloomberg US Aggregate Bond Index[1]	-9.22%	-14.60%	-3.26%	-0.27%	0.84%

The performance information shown assumes the reinvestment of all dividends and distributions. Performance reflects management fees and other fund expenses. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311.

1Reflects no deduction for fees, expenses, or taxes.

2Please see Note 3 in the Notes to the Financial Statements.

8	DoubleLine Selective Credit Fund

Schedule of Investments DoubleLine Selective Credit Fund	(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 0.1%

	Waterfall Commercial Mortgage Trust,
651,332	Series 2015-SBC5-A	4.10%	(a)(b)	01/14/2026	616,093

	Total Asset Backed Obligations (Cost $651,332)				616,093

COLLATERALIZED LOAN OBLIGATIONS 0.3%

	Barings Ltd.,
1,000,000	Series 2015-2A-ER (3 Month LIBOR USD + 6.45%)	9.16%	(b)	10/21/2030	857,640

	Octagon Investment Partners Ltd.,
1,000,000	Series 2012-1A-DR (3 Month LIBOR USD + 7.15%)	9.66%	(b)	07/16/2029	857,209

	Total Collateralized Loan Obligations (Cost $1,980,000)				1,714,849

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 0.6%

	20 Times Square Trust,
381,000	Series 2018-20TS-G	3.20%	(a)(b)	05/17/2035	353,555

	BB-UBS Trust,
198,270	Series 2012-TFT-TE	3.68%	(a)(b)(f)	06/07/2030	148,375

	Citigroup Commercial Mortgage Trust,
224,000	Series 2015-GC27-D	4.57%	(a)(b)	02/12/2048	200,199
155,000	Series 2016-GC36-D	2.85%	(b)	02/10/2049	90,424

	Commercial Mortgage Pass-Through Trust,
194,000	Series 2014-CR19-C	4.85%	(a)	08/10/2047	184,448

	JP Morgan Chase Commercial Mortgage Securities Trust,
350,000	Series 2018-WPT-EFL (1 Month LIBOR USD + 2.85%, 2.60% Floor)	5.48%	(b)	07/05/2033	340,955
350,000	Series 2018-WPT-EFX	5.54%	(a)(b)	07/08/2033	336,258
350,000	Series 2018-WPT-FFX	5.54%	(a)(b)	07/08/2033	333,712

	Morgan Stanley Bank of America Merrill Lynch Trust,
250,000	Series 2014-C18-C	4.62%	(a)	10/15/2047	233,604
350,000	Series 2014-C19-C	4.00%		12/17/2047	317,232

	Morgan Stanley Capital Trust,
556,000	Series 2017-CLS-F (1 Month LIBOR USD + 2.60%, 2.60% Floor)	5.42%	(b)	11/15/2034	545,469

	Tharaldson Hotel Portfolio Trust,
409,901	Series 2018-THL-E (1 Month LIBOR USD + 3.48%, 3.18% Floor)	6.12%	(b)	11/13/2034	385,572

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $3,681,857)				3,469,803

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 94.4%

	Adjustable Rate Mortgage Trust,
3,895,297	Series 2005-10-5A1 (1 Month LIBOR USD + 0.52%, 0.52% Floor, 11.00% Cap)	3.60%		01/25/2036	3,518,218

	AMSR Trust,
1,750,000	Series 2020-SFR2-C	2.53%	(b)	07/17/2037	1,607,871
6,000,000	Series 2020-SFR4-E2	2.46%	(b)	11/19/2037	5,307,651
7,750,000	Series 2020-SFR4-F	2.86%	(b)	11/19/2037	6,848,401

	Angel Oak Mortgage Trust LLC,
506,040	Series 2019-4-A3	3.30%	(a)(b)	07/25/2049	502,874
4,500,000	Series 2021-5-M1	2.39%	(a)(b)	07/25/2066	3,281,782

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Arroyo Mortgage Trust,
7,539,000	Series 2019-3-M1	4.20%	(a)(b)	10/25/2048	6,337,835

	Asset Backed Securities Corporation Home Equity Loan Trust,
4,853,613	Series 2003-HE1-M3 (1 Month LIBOR USD + 5.25%, 5.25% Floor)	8.07%		01/15/2033	4,504,094

	Asset-Backed Pass-Through Certificates,
9,500,000	Series 2005-R4-M6 (1 Month LIBOR USD + 1.01%, 1.01% Floor)	4.09%		06/25/2035	8,664,712

	Banc of America Funding Trust,
1,049,466	Series 2006-2-2A11	5.50%		03/25/2036	871,745
992,968	Series 2007-1-TA8	6.35%		01/25/2037	877,719
3,415,338	Series 2014-R8-A2 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	3.32%	(b)	06/26/2036	2,855,246

	Banc of America Mortgage Trust,
1,286,958	Series 2006-3-1A10	6.00%		10/25/2036	1,049,687

	BCAP LLC Trust,
11,217,984	Series 2012-RR4-6A2	3.43%	(a)(b)	11/27/2035	6,747,587
4,320,390	Series 2013-RR2-6A2	3.45%	(a)(b)	06/26/2037	3,349,744

	Bear Stearns Adjustable Rate Mortgage Trust,
2,573,853	Series 2006-2-2A1	3.28%	(a)	07/25/2036	2,280,007

	Bear Stearns ALT-A Trust,
2,758,821	Series 2005-10-23A1	3.27%	(a)	01/25/2036	2,555,241
1,657,996	Series 2006-4-31A1	3.48%	(a)	07/25/2036	1,134,643

	Bear Stearns Asset Backed Securities Trust,
1,154,318	Series 2006-AC5-A1	6.75%		12/25/2036	1,128,087
6,465,098	Series 2006-AQ1-12A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	3.22%		10/27/2036	9,215,097
786,857	Series 2006-IM1-A1 (1 Month LIBOR USD + 0.46%, 0.46% Floor)	3.54%		04/25/2036	1,449,628

	BRAVO Residential Funding Trust,
9,032,048	Series 2021-B-A1	2.12%	(b)(j)	04/25/2069	8,576,109

	Carrington Mortgage Loan Trust,
5,401,862	Series 2007-RFC1-A3 (1 Month LIBOR USD + 0.14%, 0.14% Floor, 14.50% Cap)	3.22%		09/25/2036	5,105,455

	Chase Mortgage Finance Trust,
1,672,806	Series 2006-S2-1A9	6.25%		10/25/2036	753,033
3,810,987	Series 2006-S3-1A2	6.00%		11/25/2036	1,806,527
326,456	Series 2007-S3-1A12	6.00%		05/25/2037	168,376

	CHL Mortgage Pass-Through Trust,
87,323	Series 2006-10-1A11	5.85%		05/25/2036	42,697
2,009,209	Series 2006-13-1A17 (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	2.57%	(d)(e)	09/25/2036	171,636
2,009,209	Series 2006-13-1A3 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.25% Cap)	3.68%		09/25/2036	615,961
513,666	Series 2006-17-A6	6.00%		12/25/2036	240,593
1,216,032	Series 2006-19-1A7	6.00%		01/25/2037	649,880
1,599,932	Series 2006-9-A2	6.00%		05/25/2036	823,390
5,996,095	Series 2007-15-1A29	6.25%		09/25/2037	3,900,177
5,308,107	Series 2007-21-1A1	6.25%		02/25/2038	2,887,620
454,564	Series 2007-4-1A10	6.00%		05/25/2037	223,182
319,413	Series 2007-8-1A5	5.44%		01/25/2038	150,390
3,498,838	Series 2007-HYB1-2A1	3.18%	(a)	03/25/2037	3,085,051

	Citigroup Mortgage Loan Trust, Inc.,
622,098	Series 2005-9-21A2	5.50%		10/25/2035	608,844
380,467	Series 2007-AR8-1A1A	3.31%	(a)	07/25/2047	344,463
8,380,000	Series 2007-WFH4-M3B (1 Month LIBOR USD + 1.00%, 1.00% Floor)	4.08%		07/25/2037	8,019,624
1,165,669	Series 2011-12-1A2	3.25%	(a)(b)	04/25/2036	738,444
2,630,591	Series 2021-JL1-A	2.75%	(a)(b)	02/25/2062	2,438,967

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	9

Schedule of Investments DoubleLine Selective Credit Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Citigroup Mortgage Loan Trust, Inc., (Cont.)
3,931,652	Series 2009-10-2A2	7.00%	(a)(b)	12/25/2035	2,945,354
9,372,205	Series 2019-A-PT1	3.92%	(b)	10/25/2058	7,804,317
9,208,467	Series 2020-RP1-A1	1.50%	(a)(b)	08/25/2064	8,112,541
1,040,000	Series 2020-RP1-M1	2.00%	(a)(b)	08/25/2064	805,166
874,000	Series 2020-RP1-M2	2.50%	(a)(b)	08/25/2064	676,950
738,000	Series 2020-RP1-M3	2.75%	(a)(b)	08/25/2064	550,985
1,941,933	Series 2020-RP1-PT5	7.42%	(a)(b)	08/25/2064	1,435,508

	CitiMortgage Alternative Loan Trust,
988,086	Series 2006-A1-1A6	6.00%		04/25/2036	888,822
4,157,717	Series 2006-A2-A5 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	3.68%		05/25/2036	3,710,899
4,578,644	Series 2006-A2-A6 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	2.32%	(d)(e)	05/25/2036	196,324
6,961,600	Series 2007-A5-1A3 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.10% Cap)	3.58%		05/25/2037	5,792,393
6,961,600	Series 2007-A5-1A4 (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	2.52%	(d)(e)	05/25/2037	245,833
2,027,052	Series 2007-A6-1A4	6.00%		06/25/2037	1,796,454
1,381,406	Series 2007-A6-1A5	6.00%		06/25/2037	1,224,257
1,870,365	Series 2007-A8-A1	6.00%		10/25/2037	1,611,209

	Countrywide Alternative Loan Trust,
1,824,792	Series 2004-27CB-A6	5.50%		12/25/2034	1,601,331
867,343	Series 2005-28CB-2A7	5.75%		08/25/2035	619,313
2,164,936	Series 2005-4-1A3	5.75%		04/25/2035	1,593,076
1,164,241	Series 2005-46CB-A20	5.50%		10/25/2035	858,219
3,417,735	Series 2005-55CB-2A1	5.50%		11/25/2035	2,188,381
2,297,405	Series 2005-65CB-1A11	6.00%		01/25/2036	1,686,524
170,867	Series 2005-73CB-1A3	6.25%		01/25/2036	159,747
2,820,126	Series 2005-79CB-A1 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 5.50% Cap)	3.63%		01/25/2036	1,498,370
2,820,126	Series 2005-79CB-A2 (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	1.87%	(d)(e)	01/25/2036	146,925
6,568,719	Series 2005-80CB-4A1	6.00%		02/25/2036	3,706,066
1,181,963	Series 2006-14CB-A8	6.00%		06/25/2036	689,949
11,241,022	Series 2006-31CB-A4	6.00%		11/25/2036	7,091,664
2,538,345	Series 2006-41CB-2A12	6.00%		01/25/2037	1,483,745
968,970	Series 2006-41CB-2A15	5.75%		01/25/2037	550,939
3,026,704	Series 2006-46-A6	6.00%		02/25/2047	1,614,550
1,635,746	Series 2006-7CB-2A1	6.50%		05/25/2036	855,322
961,762	Series 2006-8T1-1A4	6.00%		04/25/2036	477,898
1,047,590	Series 2006-J4-2A13	6.00%		07/25/2036	684,318
2,884,852	Series 2006-J4-2A8	6.00%		07/25/2036	1,884,473
954,795	Series 2006-J6-A5	6.00%		09/25/2036	547,106
811,067	Series 2007-13-A4	6.00%		06/25/2047	453,588
12,005,669	Series 2007-16CB-3A1	6.75%		08/25/2037	3,401,633
4,353,062	Series 2007-2CB-2A9	5.75%		03/25/2037	2,467,313
3,699,185	Series 2007-4CB-1A9	5.75%		04/25/2037	3,139,178
4,347,043	Series 2007-OA8-1A1 (1 Month LIBOR USD + 0.36%, 0.36% Floor)	3.44%		06/25/2047	3,536,025

	Countrywide Asset Backed Certificates,
8,898,188	Series 2006-25-M1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	3.33%		02/25/2036	6,697,354

	Credit Suisse First Boston Mortgage Securities Corporation,
1,067,211	Series 2005-12-5A1	5.25%		01/25/2036	919,226
800,539	Series 2005-9-3A2	6.00%		10/25/2035	271,407

	Credit Suisse Mortgage-Backed Trust,
3,800,000	Series 2020-AFC1-M1	2.84%	(a)(b)	02/25/2050	3,181,190
4,592,951	Series 2022-JR1-A1	4.27%	(b)(j)	10/25/2066	4,397,029

	CSMC Mortgage-Backed Trust,
760,379	Series 2006-6-1A10	6.00%		07/25/2036	422,157
3,701,566	Series 2006-7-10A1	6.75%		08/25/2036	2,233,340
407,872	Series 2008-2R-1A1	6.00%	(b)(f)	07/25/2037	317,924

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CSMC Trust,
2,404,549	Series 2009-9R-10A2	5.50%	(b)	12/27/2035	1,473,789
12,777,969	Series 2020-RPL1-PT1	3.35%	(a)(b)	10/25/2069	11,063,697
1,978,153	Series 2021-JR1-A1	2.47%	(a)(b)	09/27/2066	1,886,424
2,876,357	Series 2021-JR2-A1	2.22%	(a)(b)	11/25/2061	2,734,311

	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust,
627,267	Series 2005-6-2A1	5.50%		12/25/2035	535,799

	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust,
223,391	Series 2006-AB4-A1A	6.01%	(a)	10/25/2036	190,672

	Deutsche Mortgage Securities, Inc.,
642,960	Series 2009-RS2-1A2	4.44%	(a)(b)	09/26/2036	586,145

	Ellington Financial Mortgage Trust,
4,735,000	Series 2019-2-B1	4.07%	(a)(b)	11/25/2059	4,050,273

	First Horizon Alternative Mortgage Securities Trust,
551,938	Series 2005-FA8-1A3	5.50%		11/25/2035	301,989
1,764,733	Series 2007-FA3-A8	6.00%		06/25/2037	753,797
1,917,739	Series 2007-FA4-1A4	6.25%		08/25/2037	877,720

	First Horizon Mortgage Pass-Through Trust,
129,964	Series 2006-1-1A2	6.00%		05/25/2036	69,738

	FirstKey Homes Trust,
3,000,000	Series 2020-SFR1-F1	3.64%	(b)	08/19/2037	2,685,322
9,500,000	Series 2020-SFR2-D	1.97%	(b)	10/19/2037	8,459,836
9,500,000	Series 2020-SFR2-E	2.67%	(b)	10/19/2037	8,500,721

	FMC GMSR Issuer Trust,
10,000,000	Series 2021-GT1-A	3.62%	(a)(b)	07/25/2026	7,949,187

	Fremont Home Loan Trust,
10,285,425	Series 2006-D-2A4 (1 Month LIBOR USD + 0.22%, 0.22% Floor)	3.30%		11/25/2036	3,917,127

	FWD Securitization Trust,
2,150,000	Series 2019-INV1-M1	3.48%	(a)(b)	06/25/2049	1,895,981

	GreenPoint Mortgage Funding Trust,
4,607,674	Series 2005-AR4-3A1 (12 Month US Treasury Average + 1.40%, 1.40% Floor)	2.50%		10/25/2045	3,657,403

	GSAMP Trust,
8,171,202	Series 2007-NC1-A1 (1 Month LIBOR USD + 0.13%, 0.13% Floor)	3.21%		02/25/2037	4,601,999

	GSR Mortgage Loan Trust,
288,771	Series 2006-2F-3A4	6.00%		02/25/2036	145,461
1,634,183	Series 2006-9F-5A2 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	3.47%	(d)(e)	10/25/2036	228,635
1,634,183	Series 2006-9F-5A3 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	3.53%		10/25/2036	656,593
788,464	Series 2007-1F-3A14	5.75%		01/25/2037	532,041
1,702,514	Series 2007-2F-3A3	6.00%		03/25/2037	994,138

	Harborview Mortgage Loan Trust,
4,512,895	Series 2006-BU1-1A1A (1 Month LIBOR USD + 0.42%, 0.42% Floor, 10.50% Cap)	3.41%		02/19/2046	3,854,635
3,838,944	Series 2007-7-1A1 (1 Month LIBOR USD + 2.00%, 10.50% Cap)	4.08%		10/25/2037	3,324,649

	Home Partners of America Trust,
3,705,274	Series 2019-2-C	3.02%	(b)	10/19/2039	3,136,336
3,942,767	Series 2019-2-D	3.12%	(b)	10/19/2039	3,307,365
7,421,680	Series 2019-2-E	3.32%	(b)	10/19/2039	6,206,222

	Home RE Ltd.,
2,758,706	Series 2019-1-M1 (1 Month LIBOR USD + 1.65%)	4.73%	(b)	05/25/2029	2,743,954

10	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	HSI Asset Loan Obligation Trust,
2,115,671	Series 2007-1-3A6	6.00%		06/25/2037	1,131,637

	IndyMac IMSC Mortgage Loan Trust,
3,520,675	Series 2007-AR1-3A1	3.25%	(a)	06/25/2037	2,959,032

	JP Morgan Alternative Loan Trust,
1,871,810	Series 2006-S4-A4	6.46%		12/25/2036	1,772,339
2,392,692	Series 2008-R2-A1	6.00%	(a)(b)	11/25/2036	1,473,472

	JP Morgan Mortgage Trust,
360,490	Series 2005-S3-1A1	6.50%		01/25/2036	203,104
1,348,327	Series 2006-A5-3A2	3.51%	(a)	08/25/2036	1,144,152
1,901,646	Series 2007-S1-2A8	5.75%		03/25/2037	864,936

	Lavender Trust,
938,531	Series 2010-R11A-A4	4.14%	(a)(b)	10/28/2036	434,531

	Legacy Mortgage Asset Trust,
11,200,000	Series 2019-GS7-A2	4.50%	(b)(j)	11/25/2059	11,198,943
12,356,136	Series 2019-RPL3-PT1	0.00%	(b)	06/25/2058	11,106,663
5,000,000	Series 2020-SL1-M	3.25%	(a)(b)	01/25/2060	4,578,311

	Lehman Mortgage Trust,
1,761,805	Series 2006-17-1A4A (1 Month LIBOR USD + 0.34%, 0.34% Floor)	3.42%		08/25/2046	1,597,250
886,597	Series 2007-1-1A2	5.75%		02/25/2037	837,830
1,409,712	Series 2007-1-2A2 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	3.28%	(b)	06/25/2037	1,007,158
5,498,204	Series 2007-1-2A3 (1 Month LIBOR USD + 0.23%, 0.23% Floor)	3.31%	(b)	06/25/2037	3,929,460

	LHOME Mortgage Trust,
3,000,000	Series 2021-RTL1-A2	2.86%	(a)(b)	02/25/2026	2,709,514

	Long Beach Mortgage Loan Trust,
6,906,815	Series 2006-2-2A4 (1 Month LIBOR USD + 0.58%, 0.58% Floor)	3.66%		04/25/2036	2,942,417

	MASTR Adjustable Rate Mortgages Trust,
4,664,751	Series 2005-6-3A2	2.87%	(a)	07/25/2035	1,884,384

	MASTR Alternative Loans Trust,
1,050,667	Series 2004-10-5A5	5.75%		09/25/2034	950,287

	MASTR Asset Backed Securities Trust,
16,186,486	Series 2006-WMC3-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	3.22%		08/25/2036	6,697,615

	Merrill Lynch Alternative Note Asset Trust,
1,370,517	Series 2007-F1-2A6	6.00%		03/25/2037	573,013

	Merrill Lynch Mortgage Investors Trust,
1,033,807	Series 2006-AF1-AF3B	6.25%		08/25/2036	481,248

	MFA Trust,
4,600,000	Series 2021-NQM2-M1	2.37%	(a)(b)	11/25/2064	3,276,011

	Morgan Stanley Mortgage Loan Trust,
3,846,313	Series 2005-10-4A1	5.50%		12/25/2035	2,455,040
690,914	Series 2007-12-3A4	6.25%		08/25/2037	322,433

	New Residential Mortgage Loan Trust,
2,300,000	Series 2019-NQM4-B1	3.74%	(a)(b)	09/25/2059	1,868,577

	NMLT Trust,
4,500,000	Series 2021-INV2-B1	3.32%	(a)(b)	08/25/2056	3,124,659

	Nomura Asset Acceptance Corporation,
3,222,009	Series 2006-AP1-A2	5.52%	(a)	01/25/2036	1,022,633
832,832	Series 2007-1-1A1A	6.00%	(i)	03/25/2047	756,046

	Opteum Mortgage Acceptance Corporation Trust,
7,005,915	Series 2006-2-A1C (1 Month LIBOR USD + 0.54%, 0.54% Floor)	3.62%		07/25/2036	2,941,108

	PMT Credit Risk Transfer Trust,
5,784,603	Series 2019-2R-A (1 Month LIBOR USD + 2.75%, 2.75% Floor)	5.86%	(b)	05/30/2023	5,571,439

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	PMT Credit Risk Transfer Trust, (Cont.)
2,742,445	Series 2019-3R-A (1 Month LIBOR USD + 2.70%, 2.70% Floor)	5.81%	(b)	10/27/2022	2,646,343
1,875,621	Series 2021-1R-A (1 Month LIBOR USD + 2.90%, 2.90% Floor)	5.98%	(b)	02/27/2026	1,838,854
10,000,000	Series 2021-FT1-A (1 Month LIBOR USD + 3.00%, 3.00% Floor)	6.08%	(b)	03/25/2026	9,360,553

	PR Mortgage Loan Trust,
400,987	Series 2014-1-APT	5.87%	(a)(b)	10/25/2049	363,625

	Pretium Mortgage Credit Partners LLC,
2,904,356	Series 2021-RN2-A1	1.74%	(b)(j)	07/25/2051	2,673,799
4,221,747	Series 2021-RN3-A1	1.84%	(b)(j)	09/25/2051	3,913,725

	PRPM LLC,
2,256,512	Series 2020-4-A1	2.95%	(b)(j)	10/25/2025	2,175,648
4,364,637	Series 2021-2-A1	2.12%	(a)(b)	03/25/2026	4,096,668
9,800,000	Series 2021-2-A2	3.77%	(a)(b)	03/25/2026	8,620,662
4,754,166	Series 2021-6-A1	1.79%	(b)(j)	07/25/2026	4,396,779
5,987,000	Series 2021-6-A2	3.47%	(b)(j)	07/25/2026	5,469,918
3,371,048	Series 2021-7-A1	1.87%	(b)(j)	08/25/2026	3,105,964

	RBSGC Mortgage Loan Trust,
509,891	Series 2007-A-2A4	6.25%		01/25/2037	457,544

	Renaissance Home Equity Loan Trust,
15,336,140	Series 2006-2-AF2	5.76%	(i)	08/25/2036	6,296,656
9,024,934	Series 2006-3-AF4	5.81%	(i)	11/25/2036	3,780,206

	Residential Accredit Loans, Inc.,
1,330,265	Series 2005-QS12-A3	5.50%		08/25/2035	1,119,545
1,000,518	Series 2005-QS13-1A6	5.50%		09/25/2035	817,918
379,945	Series 2006-QS12-1A1	6.50%		09/25/2036	191,611
1,821,988	Series 2006-QS12-2A12 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 7.50% Cap)	3.28%		09/25/2036	1,430,655
1,821,988	Series 2006-QS12-2A13	4.68%	(c)(d)	09/25/2036	198,816
2,106,555	Series 2006-QS18-1A4	6.25%		12/25/2036	1,807,187
2,283,080	Series 2006-QS3-1A14	6.00%		03/25/2036	1,913,064
721,217	Series 2006-QS7-A2	6.00%		06/25/2036	576,060
672,411	Series 2007-QS11-A1	7.00%		10/25/2037	527,308
5,107,443	Series 2007-QS1-1A2 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	2.37%	(d)(e)	01/25/2037	285,435
5,107,443	Series 2007-QS1-1A5 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 6.00% Cap)	3.63%		01/25/2037	3,922,358
376,696	Series 2007-QS5-A1	5.50%		03/25/2037	305,970

	Residential Asset Securitization Trust,
4,138,011	Series 2006-A12-A1	6.25%		11/25/2036	1,715,292
960,525	Series 2006-A8-1A1	6.00%		08/25/2036	650,834

	Residential Funding Mortgage Securities Trust,
76,876	Series 2006-SA2-3A1	4.73%	(a)	08/25/2036	70,600

	Securitized Asset Backed Receivables LLC Trust,
9,916,442	Series 2006-NC1-A3 (1 Month LIBOR USD + 0.54%, 0.54% Floor)	3.62%		03/25/2036	8,821,902

	Sequoia Mortgage Trust,
185,846	Series 2013-9-AP	0.00%	(b)(g)	07/25/2043	133,919

	Soundview Home Loan Trust,
8,000,000	Series 2005-OPT4-M1 (1 Month LIBOR USD + 0.69%, 0.69% Floor)	3.77%		12/25/2035	7,390,174

	Starwood Mortgage Residential Trust,
1,616,228	Series 2020-3-A1	1.49%	(a)(b)	04/25/2065	1,559,294

	Structured Adjustable Rate Mortgage Loan Trust,
2,497,900	Series 2005-17-5A1	3.68%	(a)	08/25/2035	1,515,561
1,327,186	Series 2005-22-4A1	3.26%	(a)	12/25/2035	1,194,345
898,758	Series 2008-1-A2	3.24%	(a)	10/25/2037	744,798

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	11

Schedule of Investments DoubleLine Selective Credit Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Structured Asset Mortgage Investments Trust,
3,008,553	Series 2006-AR6-1A1 (1 Month LIBOR USD + 0.36%, 0.36% Floor, 10.50% Cap)	3.44%		07/25/2036	2,525,112
3,132,202	Series 2006-AR6-1A3 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 10.50% Cap)	3.46%		07/25/2036	2,392,848
6,525,049	Series 2006-AR7-A1A (1 Month LIBOR USD + 0.42%, 0.42% Floor, 10.50% Cap)	3.50%		08/25/2036	6,100,662
6,222,482	Series 2007-AR3-2A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor, 10.50% Cap)	3.27%		09/25/2047	5,704,191

	Structured Asset Securities Corporation,
4,500,000	Series 2007-BC4-M1 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	3.58%		11/25/2037	3,638,256
14,292,450	Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	3.27%	(b)	03/25/2037	11,782,236

	TVC Mortgage Trust,
4,300,000	Series 2020-RTL1-A2	3.97%	(b)(j)	09/25/2024	4,142,179

	VCAT LLC,
4,030,099	Series 2021-NPL5-A1	1.87%	(b)(j)	08/25/2051	3,688,467
4,138,257	Series 2021-NPL6-A1	1.92%	(b)(j)	09/25/2051	3,866,381

	Velocity Commercial Capital Loan Trust,
1,091,725	Series 2019-1-M6	6.79%	(a)(b)	03/25/2049	925,497
467,512	Series 2019-2-M5	4.93%	(a)(b)	07/25/2049	409,030
2,059,591	Series 2019-2-M6	6.30%	(a)(b)	07/25/2049	1,736,223
1,281,290	Series 2020-1-M6	5.69%	(a)(b)	02/25/2050	1,071,365
1,644,961	Series 2021-1-M3	2.57%	(a)(b)	05/25/2051	1,221,723
4,076,160	Series 2021-1-M4	2.85%	(a)(b)	05/25/2051	3,025,890
3,782,366	Series 2021-2-M4	3.08%	(a)(b)	08/25/2051	2,799,709

	Verus Securitization Trust,
2,200,000	Series 2020-1-B1	3.62%	(a)(b)	01/25/2060	1,947,316
4,292,607	Series 2020-4-A1	1.50%	(b)(j)	05/25/2065	4,095,169
17,529	Series 2020-NPL1-A1	3.60%	(b)(j)	08/25/2050	17,486
6,685,000	Series 2021-6-B1	4.05%	(a)(b)	10/25/2066	4,584,049
2,073,000	Series 2021-R2-B1	3.25%	(a)(b)	02/25/2064	1,942,928

	VOLT LLC,
4,331,230	Series 2021-NPL6-A1	2.24%	(b)(j)	04/25/2051	3,968,189

	Washington Mutual Mortgage Pass-Through Certificates Trust,
1,000,181	Series 2005-10-2A8	6.00%		11/26/2035	920,462
2,714,212	Series 2006-5-2CB6	6.00%		07/25/2036	1,941,802
6,449,638	Series 2006-AR11-1A (12 Month US Treasury Average + 0.96%, 0.96% Floor)	2.06%		09/25/2046	5,406,937

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Washington Mutual Mortgage Pass-Through Certificates Trust, (Cont.)
10,695,045	Series 2006-AR18-1A1	2.57%	(a)	01/25/2037	9,567,847
1,927,216	Series 2007-2-1A6	6.00%		02/25/2037	1,566,973
108,225	Series 2007-4-1A1	5.50%		06/25/2037	97,851
7,339,902	Series 2007-HY7-3A1	3.52%	(a)	07/25/2037	6,900,275

	Wells Fargo Alternative Loan Trust,
535,055	Series 2007-PA3-1A4	5.75%		07/25/2037	445,650

	Wells Fargo Mortgage Backed Securities Trust,
467,468	Series 2006-AR4-2A1	2.87%	(a)	04/25/2036	444,038
2,578,973	Series 2007-7-A1	6.00%		06/25/2037	2,195,975

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $703,053,518)				584,910,087

SHORT TERM INVESTMENTS 4.9%
10,134,960	First American Government Obligations Fund - Class U	2.79%	(h)		10,134,960
10,134,960	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.71%	(h)		10,134,960
10,134,960	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.80%	(h)		10,134,960

	Total Short Term Investments (Cost $30,404,880)				30,404,880

	Total Investments 100.3% (Cost $739,771,587)				621,115,712
	Liabilities in Excess of Other Assets (0.3)%				(1,892,338)

	NET ASSETS 100.0%				$619,223,374

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	94.4%
Short Term Investments	4.9%
Non-Agency Commercial Mortgage Backed Obligations	0.6%
Collateralized Loan Obligations	0.3%
Asset Backed Obligations	0.1%
Other Assets and Liabilities	(0.3)%

100.0%

(a)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(c)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(d)	Interest only security

(e)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(f)	Value determined using significant unobservable inputs.

(g)	Principal only security

(h)	Seven-day yield as of period end

(i)

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of period end.

(j)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

12	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities	(Unadited) September 30, 2022

ASSETS
Investments in Securities, at Value*	$590,710,832
Short Term Investments, at Value*	30,404,880
Interest and Dividends Receivable	1,835,139
Prepaid Expenses and Other Assets	8,538
Receivable for Investments Sold	1,470
Total Assets	622,960,859

LIABILITIES
Distribution Payable	3,494,600
Administration, Fund Accounting and Custodian Fees Payable	83,209
Professional Fees Payable	59,433
Transfer Agent Expenses Payable	42,628
Accrued Expenses	25,533
Trustees Fees Payable (See Note 7)	17,942
Shareholder Reporting Expenses Payable	14,140
Total Liabilities	3,737,485
Net Assets	$619,223,374

NET ASSETS CONSIST OF:
Paid-in Capital	$824,166,058
Total Distributable Earnings (Loss) (See Note 5)	(204,942,684)
Net Assets	$619,223,374

*Identified Cost:
Investments in Securities	$709,366,707
Short Term Investments	30,404,880

Class I (unlimited shares authorized):
Shares Outstanding	82,706,361
Net Asset Value, Offering and Redemption Price per Share	$7.49

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	13

Statement of Operations	(Unaudited) For the Period Ended September 30, 2022

INVESTMENT INCOME
Income:
Interest	$20,016,355
Total Investment Income	20,016,355

Expenses:
Investment Advisory Fees	2,252,814
Administration, Fund Accounting and Custodian Fees	83,660
Professional Fees	62,186
Transfer Agent Expenses	40,852
Shareholder Reporting Expenses	10,931
Insurance Expenses	8,733
Trustees Fees	2,837
Miscellaneous Expenses	1,016
Registration Fees	376
Total Expenses	2,463,405
Less: Investment Advisory Fees (Waived)	(2,252,814)
Net Expenses	210,591

Net Investment Income (Loss)	19,805,764

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on Investments	(10,359,236)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(46,583,825)
Net Realized and Unrealized Gain (Loss) on Investments	(56,943,061)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(37,137,297)

14	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Period Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022

OPERATIONS
Net Investment Income (Loss)	$19,805,764	$38,205,834
Net Realized Gain (Loss) on Investments	(10,359,236)	155,009
Net Change in Unrealized Appreciation (Depreciation) on Investments	(46,583,825)	(32,523,828)
Net Increase (Decrease) in Net Assets Resulting from Operations	(37,137,297)	5,837,015

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings	(25,993,451)	(45,470,915)

Total Distributions to Shareholders	(25,993,451)	(45,470,915)

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(244,551,028)	(4,800,000)

Total Increase (Decrease) in Net Assets	$(307,681,776)	$(44,433,900)

NET ASSETS
Beginning of Period	$926,905,150	$971,339,050
End of Period	$619,223,374	$926,905,150

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	September 30, 2022	15

Financial Highlights

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Expenses After Investment Advisory Fees (Waived)(c)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(c)	Net Investment Income (Loss)(c)
9/30/2022	(d)	$8.13	0.19	(0.57)	(0.38)	(0.26)	—	(0.26)	$7.49	(4.74)%	$619,223	0.60%	0.05%	0.05%	4.84%
3/31/2022		$8.48	0.33	(0.29)	0.04	(0.39)	—	(0.39)	$8.13	0.47%	$926,905	0.60%	0.05%	0.05%	3.92%
3/31/2021		$7.70	0.34	0.82	1.16	(0.38)	—	(0.38)	$8.48	15.25%	$971,339	0.60%	0.05%	0.05%	4.05%
3/31/2020		$8.77	0.42	(1.00)	(0.58)	(0.49)	—	(0.49)	$7.70	(7.11)%	$978,416	0.59%	0.04%	0.04%	4.79%
3/31/2019		$9.05	0.47	(0.13)	0.34	(0.62)	—	(0.62)	$8.77	3.85%	$817,374	0.61%	0.06%	0.06%	5.26%
3/31/2018		$9.14	0.56	0.13	0.69	(0.78)	—	(0.78)	$9.05	7.81%	$732,651	0.60%	0.05%	0.08%	6.04%

										Period Ended
										9/30/2022(d)	3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Portfolio turnover rate for all share classes(b)										8%	28%	31%	34%	25%	23%

(a) Calculated based on average shares outstanding during the period. (b) Not annualized for periods less than one year. (c) Annualized for periods less than one year. (d) Unaudited

16	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	(Unaudited) September 30, 2022

1.  Organization

The Fund is a separate investment series of DoubleLine Funds Trust (the “Trust”). The Fund commenced operations on August 4, 2014 and was originally classified as a non-diversified fund. The Fund is currently operating as a diversified fund. Currently under the Investment Company Act of 1940, as amended (the “1940 Act”), a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. Shares of the Fund may currently be purchased in transactions by the Fund’s investment adviser, DoubleLine Capital LP (the “Adviser” or “DoubleLine Capital”), or its affiliates acting in their capacity as investment adviser (or in a similar capacity) for clients, including separately managed private accounts, investment companies registered under the 1940 Act, and other funds, each of which must be an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended. The Fund also may permit purchases of shares by (i) qualified employees, officers and Trustees of the Fund and their qualified family members; (ii) qualified employees and officers of the Adviser or DoubleLine Group LP and their qualified family members; (iii) qualified affiliates of the Adviser or DoubleLine Group LP; and (iv) other qualified accounts. The Fund’s investment objective is to seek long- term total return.

The fiscal year end for the Fund is March 31, and the period covered by these Financial Statements is for the six months ended September 30, 2022 (the “period end”).

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, Financial Services— Investment Companies, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer

US bonds and notes of government and government agencies	Standard inputs

Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Semi-Annual Report	|	September 30, 2022	17

Notes to Financial Statements (Cont.)

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of September 30, 2022:

Category

Investments in Securities

Level 1

Money Market Funds	$30,404,880

Total Level 1	30,404,880

Level 2

Non-Agency Residential Collateralized Mortgage Obligations	584,592,163

Non-Agency Commercial Mortgage Backed Obligations	3,321,428

Collateralized Loan Obligations	1,714,849

Asset Backed Obligations	616,093

Total Level 2	590,244,533

Level 3

Non-Agency Residential Collateralized Mortgage Obligations	317,924

Non-Agency Commercial Mortgage Backed Obligations	148,375

Total Level 3	466,299

Total	$621,115,712

See the Schedule of Investments for further disaggregation of investment categories.

B. U.S. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies. Therefore, no provision for U.S. federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund is considered a personal holding company as defined under Section 542 of the Code because 50% of the value of the Fund’s shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. For this purpose, the term “individual” includes pension trusts, private foundations and certain other tax-exempt trusts. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. Generally, provisions for income taxes are not included in the financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Code applicable to regulated investment companies.

The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years 2019-2021 (Federal) and 2018-2021 (CA) for the Fund, are those that are open for exam by taxing authorities. As of September 30, 2022, the Fund has no examination in progress.

Management has analyzed the Fund’s tax position, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year ended March 31, 2022. The Fund identifies its major tax jurisdiction as U.S. Federal, the State of Delaware and the State of Florida. The Fund is not aware of any tax position for which it is

18	DoubleLine Selective Credit Fund

(Unaudited) September 30, 2022

reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income, including non-cash interest, is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss).

Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statement of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is typically calculated on days when the New York Stock Exchange opens for regular trading.

G. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related and Other Party Transactions

The Adviser provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.55% of the average daily net assets of the Fund. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

Pursuant to a letter agreement dated November 20, 2014 between the Adviser and the Trust, on behalf of the Fund (the “Letter Agreement”), the Adviser has agreed to waive the entire investment advisory fee it is entitled to receive pursuant to the Advisory Agreement effective as of December 1, 2014. Such waiver shall continue until terminated (1) by the Adviser upon 60 days’ notice to the Board or (2) immediately upon the approval of a majority vote of the Trustees of the Trust who are not “interested persons”

Semi-Annual Report	|	September 30, 2022	19

Notes to Financial Statements (Cont.)

of the Trust, as defined under the 1940 Act. The Adviser may not seek reimbursement from the Fund with respect to any advisory fees waived to comply with the terms of the Letter Agreement. Under the Letter Agreement, for the period ended September 30, 2022, the Adviser fully waived the total investment advisory fee of $2,252,814.

In addition, pursuant to an Expense Limitation Agreement between the Trust, on behalf of the Fund, and the Adviser (the “Expense Limitation Agreement”), the Adviser has agreed to waive its investment advisory fee and to reimburse other ordinary operating expenses of the Fund to the extent necessary to limit the ordinary operating expenses to an amount not to exceed 0.64% for Class I shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. The expense limitations described above are expected to apply until at least July 31, 2023. However, these expense limitations may be terminated by the Fund’s Board at any time.

Other than described above, to the extent that the Adviser waives its investment advisory fee and/or reimburses the Fund for other ordinary operating expenses pursuant to the Expense Limitation Agreement, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any recoupment. Any such recoupment would be subject to review by the Board and to the Fund’s expense limitations in place when the expenses were reimbursed or the fees were waived.

As of September 30, 2022, there is no amount remaining that is eligible for reimbursement or recoupment.

4.  Purchases and Sales of Securities

For period ended September 30, 2022, purchases and sales of investments, excluding short term investments, were $58,289,325 and $240,439,973, respectively. There were no transactions in U.S. Government securities (defined as long-term U.S. Treasury bills, bonds and notes) during the period.

5.  Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Fund was as follows:

	Period Ended September 30, 2022	Year Ended March 31, 2022

Distributions Paid From:

Ordinary Income	$25,993,451	$45,470,915

Total Distributions Paid	$25,993,451	$45,470,915

The cost basis of investments for federal income tax purposes as of March 31, 2022, was as follows:

Tax Cost of Investments	$1,006,830,813

Gross Tax Unrealized Appreciation	5,079,440

Gross Tax Unrealized Depreciation	(82,260,093)

Net Tax Unrealized Appreciation (Depreciation)	$(77,180,653)

As of March 31, 2022, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$(77,180,653)

Undistributed Ordinary Income	7,143,646

Undistributed Long Term Capital Gains	—

Total Distributable Earnings	7,143,646

Other Accumulated Gains (Losses)	(71,774,929)

Total Distributable Earnings (Loss)	$(141,811,936)

As of March 31, 2022, the Fund had $67,482,264 available for a capital loss carryforward. As of March 31, 2022, the Fund did not have any late year losses or post-October losses.

20	DoubleLine Selective Credit Fund

(Unaudited) September 30, 2022

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses. For the year ended March 31, 2022, the following table shows the reclassifications made:

	Undistributed (Accumulated) Net Investment Income(Loss)	Accumulated Net Realized Gain(Loss)	Paid-In Capital

DoubleLine Selective Credit Fund	$8,447,510	$(8,447,510)	$—

If the Fund estimates that a portion of its regular distributions to shareholders may be comprised of amounts from sources other than net investment income, as determined in accordance with the Fund’s policies and practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its expected tax character. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with US GAAP, and recordkeeping practices under income tax regulations. It is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with US GAAP might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.doublelinefunds.com for the most recent Section 19 Notice, if applicable. Information provided to you on a Section 19 notice is an estimate only and subject to change; final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	Period Ended September 30, 2022		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount

Shares Sold	3,960,434	$31,800,000	7,812,191	$66,300,000

Shares Redeemed	(35,240,230)	(276,351,028)	(8,395,242)	(71,100,000)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(31,279,796)	$(244,551,028)	(583,051)	$(4,800,000)

7.  Trustees Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $2,837 from the Fund for the period ended September 30, 2022. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees Fees in the Statement of Operations are shown as $2,837, which includes $4,597 in current fees (either paid in cash or deferred) and a decrease of $1,760 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust (the “DoubleLine Funds”) an uncommitted, $725,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Borrowings under this credit facility bear interest at the greater of 0.00% or the Bank’s prime rate less 1.00%.

For the period ended September 30, 2022, the Fund did not draw on its available credit facility.

9.  Significant Shareholder Holdings

As of September 30, 2022, the Fund had 16 shareholders of record; three of the Fund’s shareholders, one of which were under common control with each other, collectively owned 33% of the total outstanding shares of the Fund. Each shareholder is an

Semi-Annual Report	|	September 30, 2022	21

Notes to Financial Statements (Cont.)

institutional separate account over which the Adviser has investment discretion. See the description of Large Shareholder Risk in the following Principal Risks Note.

10.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, yield and total return. You should read the Fund’s private placement memorandum carefully for a description of the principal risks associated with investing in the Fund.

•

active management risk:  the risk that the Fund will fail to meet its investment objective and that the Fund’s investment performance will depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, and/or investments that perform poorly or underperform other asset classes, sectors, underlying funds, and/or available investments. Any given investment strategy may fail to produce the intended results, and the Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.

•

asset-backed securities investment risk:  the risk that borrowers may default on the obligations that underlie the asset- backed security and that, during periods of falling interest rates, asset backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: the risk that to the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•

collateralized debt obligations risk:  the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLO”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

counterparty risk:  the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty (or affiliate of a counterparty) becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

°

credit risk:  the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

°

extension risk:  the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the

22	DoubleLine Selective Credit Fund

(Unaudited) September 30, 2022

expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

°

interest rate risk:  the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

°

prepayment risk:  the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

°

London Interbank Offered Rate (“LIBOR”) phase out/transition risk:  LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in relation to payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. LIBOR is currently in the process of being phased out. The transition from LIBOR and the terms of any replacement rate(s), including, for example, a secured overnight financing rate (“SOFR”) or another rate based on SOFR, may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. There are significant differences between LIBOR and SOFR, such as LIBOR being an unsecured lending rate while SOFR is a secured lending rate. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•

defaulted securities risk:  the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers.

•

derivatives risk:  the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. Recent changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of the U.S. dollar LIBOR settings on a representative basis after June 30, 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.

•

focused investment risk:  the risk that the Fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is, relative to the Fund that invests in a more diverse investment portfolio, more susceptible to any single economic, market, political, regulatory or other occurrence. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

•

foreign investing risk:  the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, less protective custody practices, lack of transparency, inadequate regulatory and accounting standards, delayed or infrequent settlement of transactions, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign

Semi-Annual Report	|	September 30, 2022	23

Notes to Financial Statements (Cont.)

currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions, tariffs or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

•

fund level tax risk:  the risk that the Fund while considered a personal holding company for federal income tax purposes will incur a Fund-level income tax and an additional personal holding company tax of 20% on all the investment income and gains of the Fund not timely distributed to shareholders.

•

high yield risk:  the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as ‘junk bonds’, have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

large shareholder risk:  the risk that certain account holders, including the Adviser or funds or accounts over which the Adviser (or related parties of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by the Adviser (or related parties of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•

leveraging risk:  the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•

limited offering risk:  the risk that since the Fund is currently offered only to a limited number of investors, the Fund’s assets may grow at a slower rate than if the Fund engaged in a broader public offering. As a result, the Fund may incur operating expenses at a rate higher than mutual funds that are larger or more broadly offered. In addition, the Fund’s assets may not achieve a size sufficient to make the Fund economically viable. Any liquidation of the Fund may result in a sale of assets of the Fund at an unfavorable time or at prices below those at which the Fund has valued them.

•	liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•

market risk:  the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention or general market conditions, including real or perceived adverse political, economic or market conditions, tariffs and trade disruptions, inflation, recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Market risk involves the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down. During periods of severe market stress, it is possible that the market for some or all of the Fund’s investments may become highly illiquid. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk.

•

mortgage-backed securities risk:  the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities.

24	DoubleLine Selective Credit Fund

(Unaudited) September 30, 2022

•

operational and information security risks:  an investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in investment losses to the Fund, a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

•

portfolio turnover risk:  the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•

restricted securities risk:  the risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•

securities or sector selection risk:  the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

•

structured products and structured notes risk:  the risk that an investment in a structured product, which includes, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) because the structured products are generally privately offered and sold, they may be thinly traded or have a limited trading market, which may increase the Fund’s illiquidity and reduce the Fund’s income and the value of the investment, and the Fund may be unable to find qualified buyers for these securities.

•

valuation risk:  the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

11.  Recently Issued Accounting Pronouncements

In March 2020, FASB issued Accounting Standards Update 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the Fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for

Semi-Annual Report	|	September 30, 2022	25

Notes to Financial Statements (Cont.)

fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the Fund’s financial statements.

12.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

26	DoubleLine Selective Credit Fund

Shareholder Expenses	(Unaudited) September 30, 2022

Example

As a shareholder of the Fund, you incur two basic types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/2022 through 9/30/2022. Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)

		Fund’s Annualized Expense Ratio(b)	Beginning Account Value	Ending Account Value at 9/30/22	Expenses Paid During Period(a)(b)	Ending Account Value 9/30/22	Expenses Paid During Period(a)(b)

DoubleLine Selective Credit Fund	Class I	0.05%	$1,000	$953	$0.24	$1,025	$0.25

(a) Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b) Reflects fee waiver and expense limitation arrangements in effect during the period.

Semi-Annual Report	|	September 30, 2022	27

Federal Tax Information	(Unaudited) September 30, 2022

For the fiscal year ended March 31, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $459,750 for single individuals and $517,200 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income

DoubleLine Selective Credit Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for corporate dividends received deduction for the fiscal year ended March 31, 2022, was as follows:

Dividends Received Deduction

DoubleLine Selective Credit Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(c) of the Code for the fiscal year ended March 31, 2022, for the Fund was as follows:

Qualified Short-Term Gains

DoubleLine Selective Credit Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Section 871(k)(1)(c) of the Code for the fiscal year ended March 31, 2022, for the Fund was as follows:

Qualified Interest Income

DoubleLine Selective Credit Fund	100.00%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

28	DoubleLine Selective Credit Fund

Information About Proxy Voting	(Unaudited) September 30, 2022

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC’s website at www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. When available, the Fund’s Part F of Form N-PORT is available on the SEC’s website at www.sec.gov.

Householding—Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Semi-Annual Report	|	September 30, 2022	29

DoubleLine Privacy Policy Notice	(Unaudited) September 30, 2022

What Does DoubleLine Do With Your Personal Information?

This notice provides information about how DoubleLine ("we" and "our") collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

Why do we need your personal information?

All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information we may collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where do we obtain your personal information?

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

Information Collected from Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Our websites may contain links are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please read the privacy policies of such third parties and understand that accessing their websites is at your own risk. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

We also use web analytics services, which currently include but are not limited to Google Analytics and Adobe Analytics. Such web analytics services use cookies and similar technologies to evaluate visitor’s use of the domain, compile statistical reports on domain activity, and provide other services related to our websites. For more information about Google Analytics, or to opt out of Google Analytics, please go to https://tools.google.com/dlpage/gaoptout. For more information about Adobe Analytics, or to opt out of Adobe Analytics, please go to: http://www.adobe.com/privacy/opt-out.html

30	DoubleLine Selective Credit Fund

(Unaudited) September 30, 2022

How and why we may share your information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide to the Funds or you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling (213) 633-8200. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice related to the California Consumer Privacy Act (CCPA) and to "natural persons" residing in the State of California

DoubleLine collects and uses information that identifies, describes, references, links or relates to, or is associated with, a particular consumer or device ("Personal Information"). Personal Information we collect from our customers, website visitors and consumers is covered under the Gramm-Leach-Bliley Act and is therefore excluded from the scope of the California Consumer Privacy Act (CCPA).

Notice to "natural persons" residing in the European Economic Area (the “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data;
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission; or
•	where the recipient is located in the U.S., it may be a certified member of the EU-U.S. Privacy Shield scheme.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Retention of personal information and security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

Semi-Annual Report	|	September 30, 2022	31

DoubleLine Privacy Policy Notice (Cont.)

Access To and Control of Your Personal Information

Depending on your country of domicile, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to direct clients of DoubleLine domiciled or resident outside the United States will not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.

Changes to DoubleLine’s Privacy Policy

As required by U.S. federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change in accordance with applicable law.

32	DoubleLine Selective Credit Fund

Investment Adviser:

DoubleLine Capital LP

2002 North Tampa Street

Suite 200

Tampa, FL 33602

Distributor:

Quasar Distributors, LLC

111 East Kilbourn

Avenue, Suite 2200

Milwaukee, WI 53202

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive

Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

(877) DLine11 or (877) 354-6311

DL-SEMI-SC

DoubleLine || 2002 North Tampa Street, Suite 200 || Tampa, FL 33602 || (813) 791-7333

fundinfo@doubleline.com || www.doubleline.com

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

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(a)

The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section  302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)          DoubleLine Funds Trust

By (Signature and Title) /s/ Ronald R. Redell

                                                     Ronald R. Redell, President

Date December 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Ronald R. Redell

                                                     Ronald R. Redell, President

Date December 1, 2022

By (Signature and Title) /s/ Henry V. Chase

                                                     Henry V. Chase, Treasurer and

                                                     Principal Financial and Accounting Officer

Date December 1, 2022

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